THIS DOCUMENT IS A CONFIRMING COPY OF AMENDMENT NO. 1 TO THE REPORT ON FORM 8-K/A FILED ON DECEMBER 28, 1993.


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549
                                _________________


                                   FORM 8-K/A

                           AMENDMENT TO CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934
                                _________________



                                OCTOBER 15, 1993
                Date of Report (date of earliest event reported)



                          TOOTSIE ROLL INDUSTRIES, INC.

             (Exact name of registrant as specified in its charter)




      VIRGINIA                       1-1361                      22 131 8955
   (State or other              (Commission File                (IRS Employer
   jurisdiction of                   Number)                 Identification No.)
  incorporation or
    organization)


                            7401 SOUTH CICERO AVENUE
                            CHICAGO, ILLINOIS  60629
          (Address of principal executive offices, including Zip Code)


                                 (312) 838-3400
               Registrant's telephone number, including area code

                                                  Page 1 of 15
                                                  Sequentially Numbered Pages
                                                  Exhibit Index at page 4



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Item 7.   Financial Statements, Pro Form Financial Information and Exhibits

     (a)  Financial statements of business acquired (the "Business").

          (i) The balance sheets of the Business at December 31, 1992 and October 15, 1993, and the related statements of operations and changes in divisional equity and statements of cash flows for the year ended December 31, 1992 and the period ended October 15, 1993, including the notes thereto, together with the related Accountant's Report, attached hereto as Exhibit 28(a), are hereby incorporated by reference.

     (b)  Pro forma financial information

          (i) The unaudited pro forma income statements of Tootsie Roll Industries, Inc. ("Tootsie Roll") and the Business for the year ended December 31, 1992 and the nine months ended September 30, 1993, and the unaudited pro forma condensed balance sheet of Tootsie Roll and the Business as at September 30, 1993 attached hereto as Exhibit 28(b) are hereby incorporated by reference.

     (c)  Exhibits

               EXHIBIT NO.         DESCRIPTION OF DOCUMENT

                    28(a) The balance sheets of the Business at December 31, 1992 and October 15, 1993, and the related statements of operations and changes in divisional equity and statements of cash flows for the year ended December 31, 1992 and the period ended October 15, 1993, including the notes thereto, together with the related Accountant's Report.

                    28(b) The unaudited pro forma income statements of Tootsie Roll Industries, Inc. ("Tootsie Roll") and the Business for the year ended December 31, 1992 and the nine months ended September 30, 1993 and the unaudited pro forma condensed balance sheet of Tootsie Roll and the Business as at September 30, 1993 attached hereto as Exhibit 28(b).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TOOTSIE ROLL INDUSTRIES, INC.


Dated:  December 28, 1993               By:  /s/ G. HOWARD EMBER, JR.
                                           ---------------------------------
                                           G. Howard Ember, Jr.
                                           Vice President, Finance

                                  Exhibit Index



                                  Description of                 Sequential
Exhibit No.                          Document                     Page Nos.
- -----------                       --------------                 ----------

   28(a) The balance sheets of the Business at December 31, 1992 and October 15, 1993, and the related statements of operations and changes in divisional equity and statements of cash flows for the year ended December 31, 1992 and the period ended October 15, 1993, including the notes thereto, together with the related Accountant's Report.

   28(b) The unaudited pro forma income statements of Tootsie Roll Industries, Inc. ("Tootsie Roll") and the Business for the year ended December 31, 1992 and the nine months ended September 30, 1993, and the unaudited pro forma condensed balance sheet of Tootsie Roll and the Business as at September 30, 1993.